JNF SSgA Tactical Allocation Portfolio

a series of Northern Lights Variable Trust

Supplement dated December 13, 2016

The following supplements the Portfolio's Prospectus and Statement of Additional Information each dated May 1, 2016.

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Effective February 11, 2017, the Portfolio will (i) revise its investment objective, (ii) change its name, (iii) change certain of its principal investment strategies, (iv) will be subject to certain additional or different principal investment risks, (v) will employ a new investment adviser and discontinue use of its sub-adviser, (vi) will add a new share class (vii) will implement a new management fee, subject to shareholder approval, and (viii) will adopt an 80% index-related investment policy. Accordingly, certain disclosures in the Portfolio's Prospectus and Statement of Additional Information will be revised to reflect these changes. These changes are summarized below in table format for ease of comparison. Certain risks of the old strategy are omitted for the sake of brevity.

	Old	New
Name	JNF SSgA Tactical Allocation Portfolio	Power Dividend Index Portfolio
Investment Objective	Total return, while attempting to reduce portfolio volatility over a full market cycle.	Total return from income and capital appreciation. Capital Preservation is a secondary objective.
Principal Investment Strategies

The Portfolio's Adviser, JNF Advisors, Inc. (the "Adviser"), has delegated execution of the Portfolio's investment strategy to a sub-adviser, SSgA Funds Management, Inc. (the "Sub-Adviser"). The Portfolio's Sub-Adviser seeks to achieve the Portfolio's investment objective primarily through the allocation of assets to a combination of various exchange traded products ("ETPs"). ETPs in which the Portfolio invests include exchange traded funds ("ETFs") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and exchange traded notes ("ETNs"). The Portfolio may also invest in ETPs that are qualified publicly traded partnerships ("QPTPs"). The Portfolio's asset allocation is determined by the Sub-Adviser using a tactical asset allocation strategy together with a Target Volatility Trigger ("TVT").

In accordance with the tactical asset allocation strategy, the Sub-Adviser invests the assets of the Portfolio among ETPs that provide exposure to six primary

The Portfolio's investment adviser seeks to achieve the Portfolio's primary investment objective by investing in equally-weighted stocks at the beginning of each quarter that produced the highest dividend yields from each of the ten industry sectors that comprise the S&P 500 Index on an annual basis. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (plus any borrowing for investment purposes) in securities that compose the Power Dividend Index. The Portfolio will invest in 50 common stocks from the universe of stocks represented in the S&P 500 Index which are also constituents of the S-Network Sector Dividend Dogs Index ("SDOGX"). The adviser uses a total return variation of the SDOGX Index to signal investment into and out of these 50 common stocks. If the Portfolio holds an investment in common stock of a company that is removed from the S&P 500 Index, that position will be sold.

asset classes: (i) domestic and international equity securities; (ii) domestic and international investment grade and high yield (commonly known as "junk bonds") debt securities; (iii) hybrid equity/debt securities (such as preferred stock and convertible securities); (iv) commodity futures and physical commodities; (v) real estate investment trusts ("REITs"); and (vi) domestic and international inflation-protected debt securities. The Portfolio's allocation among those asset classes will be in proportions consistent with the Sub-Adviser's evaluation of the expected returns and risks of each asset class as well as the allocation that, in the Sub-Adviser's view, will best meet the Portfolio's investment objective. The allocations to each asset class will change over time as the Sub-Adviser's expectations of each asset class shift. The Portfolio's indirect holdings by virtue of investing in ETPs representing these asset classes will consist of a diversified mix of domestic and international equity securities, investment grade and high yield government and corporate bonds, hybrid securities such as preferred stock and convertible securities, inflation protected securities, REITs, inflation-protected bonds, and commodity futures and physical commodities.

In an effort to limit the adverse effects of volatility, the Portfolio will also incorporate a TVT designed to dynamically adjust exposures to maintain a desired target portfolio risk. Based upon a market volatility forecast, the Portfolio's exposure to selected assets seeks to be higher in periods of low predicted volatility and lower in periods of high predicted volatility. The Sub-Adviser utilizes quantitative inputs to measure volatility and to determine the size of positions.

The TVT is implemented by first setting volatility targets for the equity and fixed income asset classes within the Portfolio. The Sub-Adviser then calculates a volatility forecast daily for each asset. When forecasted volatility exceeds a given target, a portion of the Portfolio's assets is moved to fixed income investments and/or cash and cash

The Portfolio is predicated upon and has entered a licensing agreement with SDOGX for its proprietary Power Dividend Index Portfolio, a portfolio with the same name as the Portfolio, which tracks the SDOGX Index of 50 stocks (five from each of the then Global Industry Classification Standard ("GICS") Sectors which comprise the S&P 500 Index), as determined by the highest dividend yields as of November of each year. This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The adviser then applies its defensive tactical overlay as described below to both its proprietary index, the W.E. Donoghue Power Dividend Index, and the Portfolio. The adviser buys equity securities when its indicators are positive and sells them when its indicators are significantly negative.

The adviser seeks to achieve the Portfolio's secondary investment objective by hedging the equity portfolio when its defensive tactical overlay determines a sell. The adviser hedges the portfolio by increasing allocations to cash equivalents or U.S. Treasury securities if the adviser determines the Portfolio should adopt a temporary defensive position due to market conditions.

equivalents or money market instruments (including money market funds advised by the Sub-Adviser). This is done through the sale of physical securities or by taking a short position in a comparable derivative security. When a forecast comes in below the target, the Sub-Adviser does not reduce exposure to the selected assets. A substantial portion of the Portfolio's assets may be invested in cash and cash equivalents or money market instruments for an extended period of time as a result of the use of the TVT.

The Sub-Adviser invests the Portfolio’s assets primarily in ETPs that pay fees to the Sub-Adviser and/ or its affiliates for management, marketing and/or other services. The Sub-Adviser may engage in frequent trading to achieve the Portfolio's investment objective, which may result in turnover in excess of 100%.

Principal Investment Risks	Equity Sector Risk: Investing in individual sectors within the US equity market comes with general equity market risk, but also involves the possibility of incorrectly forecasting relative sector performance. Sector selection may result in underperformance compared to holding a broad equity market investment.

Equity Risk. The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

	-not a principal risk-	Hedging Risk. Hedging strategies may not perform as anticipated by the adviser and the Portfolio could suffer losses by hedging with underlying money market funds if stock prices do not decline.
	Management Risk: The Sub-Adviser's investment decisions about individual securities and derivatives as well as ETPs impact the Portfolio's ability to achieve its investment objective. The ability of the Portfolio to meet its investment objective is directly related to the Sub-Adviser's allocation of the Portfolio's assets. The Sub-Adviser's judgments about the attractiveness and potential appreciation of particular investments in which the Portfolio invests may prove to be incorrect and there is no guarantee that the Sub-Adviser's investment strategy will produce the desired results.	Management Risk. The adviser's dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular equities in which the Portfolio invests, or the direction of the capital markets in general may prove to be incorrect and may not produce the desired results.

	-not a principal risk-	Tracking Risk. Securities in which the Portfolio invests will not be able to replicate exactly the performance of the Power Dividend Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, securities in which the Portfolio invests will incur expenses not incurred by Power Dividend Index.
-not a principal risk-

Underlying Fund Risk. If money market funds are utilized, such Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio. As a result, your cost of investing in the Portfolio will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that do not invest in Underlying Funds. The Portfolio will only utilize money market mutual funds when it is in a defensive position.

Investment Adviser	JNF Advisors, Inc.	W.E. Donoghue & Co., LLC.
Sub-Adviser	SSgA Funds Management, Inc.	None.
Share Classes	One share class	Two share classes – Class 1 and Class 2
Management Fees	Annual rate of 0.65% of the Portfolio’s average daily net assets	Annual rate of 1.00% of the Portfolio's average daily net assets.* However, the new investment adviser will waive 0.35% of this fee for a period of 2 years from the start of its service as investment adviser.
Distribution and Shareholder Service (12b-1) Fees	Annual rate of up to 0.25% of the average net assets of the Portfolio	Annual rate of the average net assets of the Portfolio attributable to: Class 1 – up to 0.35%* Class 2 – up to 0.50%
Non-Fundamental Investment Policy	-None-	80% Investment Policy. The Portfolio has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in index instruments, as defined in the then current Prospectus. Shareholders of the Portfolio will be provided with at least 60 days prior notice of any change in the Portfolio's policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in

Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

*Subject to shareholder approval

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This Supplement, the Prospectus and Statement of Additional Information, each dated as described above, provide relevant information for all shareholders and should be retained for future reference. Each Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated by reference. These can be obtained without charge by calling call toll-free 1-866-667-0564.